CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K/A, into the Company's previously filed Registration Statement File Nos. 333-83890 and 333-14657.



                                     ARTHUR ANDERSEN LLP


Indianapolis, Indiana,
June 11, 1997.